SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 29, 2014

Date of Report (Date of earliest event reported)

Discovery Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976
(Address of principal executive offices)

(215) 488-9300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (e).       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2014, the named executive officers of Discovery Laboratories, Inc. (the “Company”), including its President and Chief Executive Officer, John G. Cooper; its Senior Vice President and Chief Financial Officer, John Tattory; its Senior Vice President and Chief Operating Officer, Thomas F. Miller, Ph.D.; and its Senior Vice President, General Counsel and Corporate Secretary, Mary B. Templeton, Esq., entered into amendments to their executive employment agreements dated April 1, 2013 (the “Executive Agreements”), effective April 1, 2015, the primary purpose of which was to eliminate the existing “single trigger acceleration” (as described below) in the event of a “change of control” (as that term is defined in the Executive Agreements, “Change of Control”).  In connection therewith, the Executive Agreements, as amended, were renewed for a period of two years, effective April 1, 2015.

Under the original Executive Agreements, upon a Change in Control, the named executive officers were entitled to accelerated vesting of unvested stock options and restricted stock awards, if any, under the Company’s Equity and Long-Term Incentive Plans (known as “single trigger acceleration”).  As amended, the Executive Agreements provide that the named executive officers will not be entitled to accelerated vesting unless and until the executive’s employment is terminated by the Company other than for cause (as defined in the Executive Agreements) in connection with a Change in Control (known as “double trigger acceleration”).

Except as set forth above, there were no other changes to the employment and compensation arrangements for the named executive officers.  The form of amendment to the employment agreements for the named executive officers will be filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2014, to be filed with the Securities and Exchange Commission.

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development , cash flows, future revenues, the timing of planned clinical trials or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company's filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.  Any forward-looking statement made by us in this Current Report on Form 8-K is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

		By:	/s/ John G. Cooper
		Name:	John G. Cooper
		Title:	President and Chief Executive Officer

Date:	January 2, 2015